Acquisitions and divestitures	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisitions and divestitures
In August 2017, we acquired all material assets of tripl GmbH through a business combination for a total purchase consideration of €0.7 million. The acquisition is intended to enhance trivago's product with personalization technology that uses big data and a customer-centric approach.
During December 2017, myhotelshop GmbH issued 8,074 new common shares for a total of €0.1 million to a minority shareholder unrelated to trivago. This shareholder continues to be an unrelated party to trivago. The capital infusion diluted our share in myhotelshop from 61.3% to 49.0%. In addition to the capital infusion, we no longer have any put/call rights to purchase the minority interest in myhotelshop. Following the increase in capital, we lost controlling financial interest in myhotelshop. We deconsolidated myhotelshop’s assets and liabilities, including the historical redeemable noncontrolling interest of myhotelshop, as of that date from the consolidated financial statements and present our remaining share in myhotelshop as an equity investment, initially at fair value, in other long-term assets in the consolidated balance sheet. The fair value of the retained investment was determined based on the intrinsic value of myhotelshop underlying the capital contribution in December 2017. We recognized a gain from deconsolidation of €2.0 million, including a gain on our retained noncontrolling investment of €0.4 million and a gain of €1.0 million from the recognition of receivables from a loan granted to myhotelshop in 2015. The loan of €1.0 million with myhotelshop remains outstanding at December 31, 2019. We consider myhotelshop a related party since the deconsolidation in December 2017.